NUVEEN GRESHAM DIVERSIFIED COMMODITY STRATEGY FUND

NUVEEN GRESHAM LONG/SHORT COMMODITY STRATEGY FUND

SUPPLEMENT DATED OCTOBER 21, 2013

TO THE PROSPECTUS DATED JANUARY 31, 2013

The following is added as the second sentence of the section entitled “General Information—Net Asset Value”:

Each Fund’s latest net asset value per share is available on the Funds’ website at www.nuveen.com.

The paragraph in the section entitled “General Information—Fund Service Providers” is deleted in its entirety and replaced with the following paragraph:

The custodian of the assets of the Funds is State Street Bank and Trust Company (“State Street”), 2 Avenue de Lafayette, Boston, MA 02111. The custodian also provides certain accounting services to the Funds. The Fund’s transfer, shareholder services and dividend paying agent, Boston Financial Data Services, Inc. (“BFDS”), 2000 Crown Colony Drive, Quincy, MA 02169, performs bookkeeping, data processing and administrative services for the maintenance of shareholder accounts. State Street and BFDS maintain certain books and records of the Fund at their respective locations.

PLEASE KEEP THIS WITH YOUR

FUND’S PROSPECTUS

FOR FUTURE REFERENCE

MGN-GRESHP-1013P